EXHIBIT 23


                      Independent Auditors' Consent




The Board of Directors
Polaroid Corporation:


We consent to the use of our report included herein.





                                        /s/ KPMG Peat Marwick LLP
                                        KPMG Peat Marwick LLP



Boston, Massachusetts
July 28, 1997